UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: August 28, 2009

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                              X-RITE, INCORPORATED

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          Michigan                      000-14800                 38-1737300
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                              4300 44th Street S.E.
                          Grand Rapids, Michigan 49512
               (Address of principal executive office) (Zip Code)

               Registrant's telephone number, including area code:
                                 (616) 803-2200

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Bradley J. Freiburger has resigned from his position as Interim Chief Financial Officer of X-Rite, Incorporated (the "Company"), effective September 4, 2009. The Company has named Jeffrey D. McKee as Controller and Principal Accounting Officer, effective September 4, 2009. William J. Cosgrove also will remain the Company's Senior Financial Advisor. The Company is in the advanced stages of its search for a Chief Financial Officer.

       Mr. McKee, age 33, joined the Company in 2005 and has served in a number of financial positions. In 2008, he was appointed Assistant Controller where his responsibilities included global consolidations, Sarbanes-Oxley compliance, financial reporting and SEC reporting functions. Prior to joining the Company, Mr. McKee was in internal audit at Gordon Food Service and a certified public accountant with BDO Seidman.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.


                                       X-RITE, INCORPORATED

Dated:  August 28, 2009                By: /s/ Thomas J. Vacchiano Jr.
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                                           Thomas J. Vacchiano Jr.
                                           Chief Executive Officer